SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934





Date of Report(Date of earliest event reported): September 29, 2000


                               The Stanley Works
               (Exact name of registrant as specified in charter)


  Connecticut                  1-5224                         06-0548860
(State or other             (Commission                     (IRS Employer
jurisdiction of             File Number)                  Identification No.)
incorporation)



1000 Stanley Drive, New Britain, Connecticut            06053
(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code:(860) 225-5111




                         Not Applicable
   (Former name or former address, if changed since last report)











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         Item 5.  Other Events.

                  1. On September 29, 2000, Stef G.H. Kranendijk resigned as President, Stanley Europe.

                  2. Bruce H. Beatt has been elected by the Board of Directors of the Registrant as Vice President, General Counsel and Secretary effective October 9, 2000.

                  3. As of October 9, 2000, the following individuals listed below (who include the Registrant's principal financial officer and its principal accounting officer) are the Registrant's "officers" (as defined in Rule 16a-1(f) for purposes of Section 16 of the Act, the following persons are designated as "executive officers", as such term is defined in Rule 3b-7 under the Securities Exchange Act of 1934 and as such term is used in
Item 401(b) of Regulation S-K, and as "officers" for purposes of Section 16 of the Act:

Name                     Position
John M. Trani            Chairman and Chief Executive Officer
Bruce H. Beatt           Vice President, General Counsel and Secretary
William D. Hill          Vice President, Engineering and Technology
Kenneth O. Lewis         Vice President, Marketing and Brand Development
James M. Loree           Vice President, Finance and Chief Financial Officer
Mark J. Mathieu          Vice President, Human Resources
Donald R. McIlnay        President, Consumer Sales
Ronald L. Newcomb        Vice President, Operations
Paul W. Russo            Vice President, Strategy and Development
John E. Turpin           Vice President, Operational Excellence

















                                Page 2 of 3 Pages


                                   SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                     THE STANLEY WORKS



Date: October 5, 2000         By:    Jennifer O. Estabrook
                              Name:  Jennifer O. Estabrook
                              Title: Vice President, General
                                      Counsel and Secretary

































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